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                       METROPOLITAN LIFE INSURANCE COMPANY

             FLEXIBLE PREMIUM VARIABLE ANNUITY (FORMERLY CITIELITE)

                    SUPPLEMENT DATED FEBRUARY 28, 2007 TO THE
                        PROSPECTUS DATED OCTOBER 20, 2006


Effective February 28, 2007, the following information supplements, and to the extent inconsistent therewith, replaces the information contained in your Flexible Premium Variable Annuity contract prospectus. Please retain this supplement and keep it with the prospectus for future reference.

UNDERLYING FUND FEES AND EXPENSES

Your variable annuity contract offers the Underlying Funds listed in the table below. The information in the table replaces the disclosure regarding these Underlying Funds contained in the sub-section of the prospectus titled "Underlying Fund Fees and Expenses." The figures in the table are for the fiscal year ended October 31, 2006 and are expressed as a percentage of the Underlying Fund's average daily net assets (note: effective November 1, 2006, the fiscal year end of the Met/AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio of the Met Investors Series Trust was changed to December 31). There is no guarantee that actual expenses will be the same as those shown in the table. For more complete information on these fees and expenses, please refer to the prospectus for each Underlying Fund.

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                                         DISTRIBUTION
                                                            AND/OR                                 CONTRACTUAL FEE     NET TOTAL
                                                           SERVICE                  TOTAL ANNUAL        WAIVER           ANNUAL
                                         MANAGEMENT        (12B-1)        OTHER      OPERATING      AND/OR EXPENSE     OPERATING
           UNDERLYING FUND:                  FEE             FEES        EXPENSES     EXPENSES      REIMBURSEMENT       EXPENSES
           ----------------              ----------      ------------    --------   ------------   ----------------    ----------


LEGG MASON PARTNERS INVESTMENT SERIES
Legg Mason Partners Variable Dividend
   Strategy Portfolio                       0.65%             --          0.24%        0.89%              --             0.89%
Legg Mason Partners Variable
   Government Portfolio                     0.55%             --          0.13%        0.68%              --             0.68%
Legg Mason Partners Variable Growth
   and Income Portfolio                     0.65%             --          0.17%        0.82%              --             0.82%
Legg Mason Partners Variable Premier
   Selections All Cap Growth Portfolio      0.75%             --          0.25%        1.00%              --             1.00%
MET INVESTORS SERIES TRUST
Met/AIM Capital Appreciation Portfolio      0.78%             --          0.16%        0.94%              --             0.94%
Pioneer Strategic Income Portfolio          0.72%             --          0.16%        0.88%              --             0.88%




                                                                   February 2007